Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 9, 2022 (the “First Amendment Effective Date”), is entered into among BigBear.ai Holdings, Inc., a Delaware corporation (the “Lead Borrower”), the other Borrowers party hereto, the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), collateral agent (in such capacity, the “Collateral Agent”), Swingline Lender and as an Issuing Bank. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below), as applicable.
RECITALS
WHEREAS, the Borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and Collateral Agent, are parties that that certain Credit Agreement, dated as of December 7, 2021 (as amended, modified, supplemented, increased, extended, restated, renewed, refinanced and replaced from time to time prior to the First Amendment Effective Date, the “Existing Credit Agreement”);
WHEREAS, the Borrowers have requested that the Existing Credit Agreement be amended as set forth below (the Existing Credit Agreement, as so amended, the “Credit Agreement”), in each case, subject to the terms and conditions specified in this Amendment; and
WHEREAS, each party hereto is willing to amend the Existing Credit Agreement as set forth below, in each case, subject to the terms and conditions specified in this Amendment and in the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:
(a)Section 1.01 is amended to insert the following definitions in appropriate alphabetical order:
“First Amendment” means that certain First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, by and among the Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agent.
“First Amendment Effective Date” means August 9, 2022.
(b)Section 4.02 is amended to add a new clause (d) to read as follows:
(d)    The Administrative Agent shall have received a duly executed and completed Compliance Certificate required by Section 5.01(c) for the Fiscal Quarter ending September 30, 2022.
(c)Section 6.14(a)(ii) is amended and restated in its entirety to read as follows:

(ii)    Fixed Charge Coverage Ratio. On the last day of any Test Period (commencing with the Fiscal Quarter ending March 31, 2022), the Lead Borrower shall not permit the Fixed Charge Coverage Ratio to be less than 1.10 to 1.00; provided, that commencing with each Test Period ending on or after September 30, 2023, the Lead Borrower shall not permit the Fixed Charge Coverage Ratio to be less than 1.25 to 1.00 in the event that the Outstanding Amount of all Revolving Loans as of the last day of such Test Period exceeds 30% of the Total Revolving Credit Commitments; provided, further that, for purposes of determining compliance with this Section 6.14(a)(ii) only (and not, for the avoidance of doubt, for purposes of determining compliance with any provision of this Agreement which references this Section 6.14 or otherwise requires Pro Forma Compliance with any financial covenant set forth in this Section 6.14), the Lead Borrower shall not be required to demonstrate compliance with the minimum Fixed Charge Coverage Ratio set forth above for the Fiscal Quarter ended June 30, 2022.
2.Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by (a) a Responsible Officer of each Loan Party, (b) the Required Lenders and (c) the Administrative Agent.
3.Miscellaneous.
(a)The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby.
(b)Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment and the transactions contemplated hereby, (ii) affirms all of its obligations under the Loan Documents to which it is a party, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents to which it is a party. Each Loan Party hereby acknowledges that, as of the First Amendment Effective Date, the security interests and Liens granted to the Collateral Agent for the benefit of the Secured Parties under the Collateral Documents to secure the Secured Obligations are in full force and effect, are properly perfected, and are enforceable in accordance with the terms of the Collateral Documents and the other Loan Documents.
(c)Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:
(i)After giving effect to this Amendment: (A) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (B) no Default exists.
(ii)The Persons signing this Amendment as Guarantors include all of the Subsidiaries existing as of the First Amendment Effective Date that are required to become Guarantors pursuant to the Existing Credit Agreement on or prior to the First Amendment Effective Date.

(d)This Amendment may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or in any other electronic format (such as .pdf format) shall be effective as delivery of a manually executed original counterpart of this Amendment. Subject to Section 9.15 of the Credit Agreement, execution of this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be.
(e)This Amendment is a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon the effectiveness hereof, all references to the “Credit Agreement” set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended hereby.
(f)THIS AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS. THIS AMENDMENT SHALL BE FURTHER SUBJECT TO THE TERMS AND CONDITIONS OF SECTIONS 9.10 AND 9.11 OF THE CREDIT AGREEMENT, THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to Credit Agreement to be duly executed and delivered by a duly authorized officer as of the date first above written.
BORROWERS:     BIGBEAR.AI HOLDINGS, INC., as the Lead Borrower
BIGBEAR.AI INTERMEDIATE HOLDINGS, LLC, as a Borrower

By: /s/    Louis R. Brothers
Name: Louis R. Brothers
Title: Chief Executive Officer

BIGBEAR.AI, LLC, as a Borrower
NUWAVE SOLUTIONS, L.L.C., as a Borrower
PCI STRATEGIC MANAGEMENT, LLC, as a Borrower
PROMODEL GOVERNMENT SOLUTIONS, INC., as a Borrower
OPEN SOLUTIONS GROUP, LLC, as a Borrower

By: /s/ Andre Hentz
Name: Andre Hentz
Title: Chief Administrative Officer

GUARANTORS:     PROMODEL CORPORATION, as a Guarantor

By: /s/ Andre Hentz
Name: Andre Hentz
Title: Chief Administration Officer

[SIGNATURE PAGES CONTINUE]

BIGBEAR.AI HOLDINGS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT AND
COLLATERAL AGENT:    BANK OF AMERICA, N.A.,
    as Administrative Agent and as Collateral Agent
    By: /s/ Larry Van Sant
Name: Larry Van Sant
Title: Senior Vice President
LENDERS:    BANK OF AMERICA, N.A., as a Lender, Swingline Lender and as an Issuing Bank
    By: /s/ Larry Van Sant
Name: Larry Van Sant
Title: Senior Vice President

BIGBEAR.AI HOLDINGS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT